UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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☐	Preliminary information statement

☒	Definitive information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

SOUTHERN BELLA, INC.
(Name of Registrant as Specified in Its Charter)

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WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT
OF STOCKHOLDERS

To the Stockholders of Southern Bella, Inc.:

This Notice and the accompanying Information Statement is being furnished to inform you that, on  June 29, 2011, the Board of Directors of Southern Bella, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”) and the holder of at least a majority of the voting power of our issued and outstanding common stock, voted to amend the Company’s Certificate of Incorporation to change the Company’s name to “Great American Energy, Inc.” (the “Name Change”).  All stockholders are urged to read the accompanying Information Statement in its entirety for a description of the Name Change.

This Notice and the accompanying Information Statement is being furnished to our stockholders of record as of June 29, 2011 (the “Record Date”).  The Name Change will become effective when the Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) is filed with the Secretary of State of the State of Delaware, which filing will not occur until a minimum of 20 calendar days after the mailing of this Notice and the accompanying Information Statement to our stockholders. The Amendment has been duly authorized and approved by the written consent of the holder of at least a majority of the voting power of our issued and outstanding common stock.  Under Delaware law and the terms of our  Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve this corporate action.  Accordingly, your vote or consent  is not requested or required to approve any of these corporate actions.

This Notice and the accompanying Information Statement, which describes the Name Change in more detail, is being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended, to our stockholders of record on the Record Date solely for informational purposes.  This Notice and the accompanying Information Statement also serves as the notice required by Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) of the taking of corporate action without a meeting by less than a unanimous written consent of the Company’s stockholders.

By order of our Board of Directors,

/s/ Geoff Evett
Geoff Evett
President

1

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

NOTICE OF  ACTION BY WRITTEN CONSENT
OF STOCKHOLDERS

GENERAL

This Notice and Information Statement is being furnished to inform you that, on June 29, 2011, the Board of Directors of Southern Bella, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), and the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, voted to amend the Company’s Certificate of Incorporation to change the Company’s name to “Great American Energy, Inc.” (the “Name Change”).  All stockholders are urged to read the accompanying Information Statement in its entirety for a description of the Amendment.

We intend to begin mailing this Notice and Information Statement to our stockholders of record on the Record Date on or about July 16, 2011. All stockholders are urged to read this Notice and Information Statement in its entirety for a description of the above corporate actions.

This Notice and Information Statement, which describes the Name Change, is being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to our stockholders of record on the Record Date solely to inform our stockholders of the above corporate action taken by the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, before such actions take effect. This Notice and Information Statement also serves as the notice required by Section 228 of the DGCL of the taking of corporate action without a meeting by less than a unanimous written consent of the Company’s stockholders.

Our principal executive office is located at 999 18th Street, Suite 3000, Denver, Colorado 80202.  The telephone number at our principal executive office is (303) 952-0455 and the fax number is (303) 648-6266.

VOTING SECURITIES

Our authorized capital stock consists of 1,020,000,000 shares of capital stock with 1,000,000,000 of such shares designated as common stock, par value $0.000001 per share, and 20,000,000 of such shares designated as preferred stock, par value $0.00001 per share.  As of the Record Date, we have 1,100,000 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

All shares of our common stock have equal voting rights and, when validly issued and outstanding, are entitled to one vote per share in all matters to be voted upon by shareholders. The shares of common stock have no preemptive, subscription, conversion or redemption rights.

CONSENTING STOCKHOLDER AND
NO VOTING OF STOCKHOLDERS REQUIRED

Under the DGCL and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Name Change requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of common stock.  Each Stockholder is entitled to one vote per share of common stock  on any matter which may properly come before the stockholders.

On the Record Date, we  had 1,100,000 shares of common stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On June 20, 2011, the Name Change was approved by Geoff Evett, our President, Chief Executive Officer, Chief Financial Officer and sole director, who, as of the Record Date, owned 600,000 shares of our common stock constituting approximately 54.54% of the voting power of our issued and outstanding shares of our common stock.   Under Delaware law and the terms of our Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve this corporate action.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect or ratify this corporate action as early as possible in order to accomplish the purposes of the Company as described in this Notice and Information Statement, the Board of Directors elected to utilize the written consent of the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, to authorize and approve this corporate action. Accordingly, no other stockholder votes or consents are required, or will be solicited, in connection with this corporate action.  This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act and DGCL.

EFFECTIVE TIME OF THE NAME CHANGE

We intend to begin mailing this Notice and Information Statement to our stockholders of record on the Record Date on or about July 16, 2011. The Name Change, will become effective on the date that the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, which filing will not occur until  a minimum of 20 calendar days after the mailing of this Notice and Information Statement to our stockholders (the “Effective Time”). The form of the Certificate of Amendment is attached to this Notice and Information Statement as Annex A.

RECENT DEVELOPMENTS AND CHANGES OF CONTROL

Pursuant to that certain Amended and Restated Stock Purchase Agreement dated May 13, 2011,  by and among Wendi Davis, Michael Davis, and Geoff Evett, previously described in the Company’s Form 8-K filed on May 18, 2011, Geoff Evett acquired 8,166,667 of the then outstanding 8,666,667 shares of the Company’s common stock. This acquisition represented a change in control of the Company as Mr. Evett acquired approximately 94.23% of the voting power of our issued and outstanding shares of common stock.

Subsequently, on June 29, 2011, Mr. Evett returned 7,556,667 shares of his common stock to the Company as a contribution to capital (the “Contribution”). Following the Contribution, Mr. Evett holds 600,000 of the 1,100,000 issued and outstanding shares of the Company’s common stock constituting approximately 54.54% of the voting power of our issued and outstanding shares of common stock.

CORPORATE ACTION TAKEN
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

On June 29, 2011, the Board of Directors unanimously approved, and on June 29, 2011, the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, the Certificate of Amendment to change our name to “Great American Energy, Inc.”  Since we have the necessary authorization for the Name Change as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Amendment.  The effective time of the Name Change, will be as described above under the caption “EFFECTIVE TIME OF THE NAME CHANGE.”

Reason for Amendment

            Our Board of Directors has determined that the change of our name to “Great American Energy, Inc.” is in the best interest of our stockholders since it will more accurately reflect our new business as an oil and gas exploration company based in Denver, Colorado. The Company is in the preliminary stages of building a portfolio of properties in the continental United States. The Company will focus exclusively on domestic exploration and production.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Geoff Evett, our President, Chief Executive Officer, Chief Financial Officer and sole director, owns, as of June 29, 2011, 600,000 shares of our common stock constituting approximately 54.54% of the voting power of our issued and outstanding shares of common stock.

NO APPRAISAL RIGHTS

Our stockholders have no rights under the DGCL, our Certificate of Incorporation, or our Bylaws to exercise dissenters’ rights of appraisal with respect to the Name Change.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Geoff Evett, our President, Chief Executive Officer, Chief Financial Officer and sole director, owns, as of June 29, 2011, 600,000 shares of our common stock constituting approximately 54.54% of the voting power of our issued and outstanding shares of common stock.  The Name Change was authorized and approved by written consent of Geoff Evett.

NOTICE PURSUANT TO DGCL SECTION 228

Pursuant to DGCL Section 228, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This Notice and Information Statement serves as the notice required by DGCL Section 228.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Notice and Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Notice and Information Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Notice and Information Statement are “forward-looking statements” within the meaning of applicable federal securities laws. You can identify forward-looking statements by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will,” “guidance,” “forecast,” “plan,” “continues,” “outlook” and similar expressions which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous important known and unknown risks and uncertainties and you are cautioned not to place undue reliance on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and that we may not be able to realize.

Although the Company believes that the forward-looking statements contained in this Notice and Information Statement are reasonable, it cannot, and we do not, guarantee that the transactions and events described will happen as described (or that they will happen at all) or that the anticipated results will be achieved.

The forward-looking statements included in this Notice and Information Statement are made only as of the date of this Notice and Information Statement. All written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. The Company’s future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements contained in this Notice and Information Statement. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including, among other things, factors that have been discussed in previous public reports and other documents filed by the Company with the SEC. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise unless required by law.

ADDITIONAL INFORMATION

One copy of this Notice and Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Notice and Information Statement to the stockholder at the shared address to which a single copy of this Notice and Information Statement was delivered. In the event that a stockholder desires to provide us with such notice, it may be given by writing or calling us at the following address or telephone number: If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file with the SEC at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, our filings with the SEC are also available to the public on the SEC’s Internet website at http://www.sec.gov.

In addition, if you have any questions about this Notice and Information Statement or if you need additional copies of this Notice and Information Statement or copies of our Annual Report on Form 10-K for the fiscal year ended  June 30, 2010 or our Quarterly Reports on Form 10-Q for the quarters ended September 30, or December 31, 2010, please write or call us at the following address or telephone number: 999 18th Street, Suite 3000, Denver, Colorado 80202, (303) 952-0455 or by fax at (303) 648-6266.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Notice and Information Statement which describes the purpose and effect of the above corporate actions. Your vote or consent to the above corporate actions is not required and is not being solicited in connection with this action. This Notice and Information Statement is intended solely to provide our stockholders information required by the rules and regulations of the Exchange Act and the DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By order of our Board of Directors,

/s/ Geoff Evett
Geoff Evett
President

ANNEX A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
SOUTHERN BELLA, INC.

Southern Bella, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A.    This Certificate of Amendment of Certificate of Incorporation (the “Certificate”) has been duly approved by the board of directors and stockholders of this Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

B.    This Certificate amends the original Certificate of Incorporation such that, as amended, the first line of the Certificate of Incorporation shall read as follows:

“The name of this corporation is: Great American Energy, Inc.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President and attested by its Secretary as of June 29, 2011.

SOUTHERN BELLA, INC.

Geoff Evett, President and Secretary